SUBSCRIPTION AGREEMENT

(United States Dollar)

TO: ELYS GAME TECHNOLOGY, CORP.

RE: PURCHASE OF UNITS OF ELYS GAME TECHNOLOGY, CORP.

Subject to the terms and conditions contained in this subscription agreement, including the terms and conditions set forth in Schedule “A” hereto, the undersigned (the “Purchaser ”), hereby irrevocably subscribes for and agrees to purchase the number of units (the “Units ” or the “ Purchased Securities ”) of ELYS GAME TECHNOLOGY, CORP. (the “ Corporation ”) as set forth below at a purchase price of US$1,000 per Unit (the “Purchase Price ”).

_____________________________________

( Name of Purchaser – please print)

By: __________________________________

( Authorized Signature )

_____________________________________

( Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.)

_____________________________________

( Subscriber’s Address )

______________________________________

( Telephone Number )

______________________________________

( Fax Number)

______________________________________

( Email Address )

Register the Purchased Securities as set forth below:

____________________________________

( Name )

____________________________________

( Account reference, if applicable )

____________________________________

( Address )

____________________________________

Number of Units:_________________________

Aggregate Purchase Price: US$_____________

If the Purchaser is signing as finder for a principal and the Purchaser is not a trust company or a portfolio manager, in either case, purchasing as trustee or finder for accounts fully managed by it, complete the following:

_______________________________________

( Name of Principal )

___________________________________

( Principal’s Address )

Deliver the Purchased Securities as set forth below:

____________________________________

( Name )

____________________________________

( Account reference, if applicable )

____________________________________

( Contact Name )

____________________________________

( Address )

____________________________________

( Telephone Number )

SUBSCRIPTION AGREEMENT

(United States Dollar)

(Cont’d)

The Purchased Securities represent ________ Units offered by the Corporation (the “ Offering ”) to initially close on or about ________, 2023 or such other date mutually agreed between the Purchaser and the Corporation (the “ Closing Date ”). The maximum Offering will result in gross proceeds to the Corporation of up to US$________________. The Corporation may, at its discretion, elect to complete the Offering for proceeds of less than or more than US$________________ or less than or more than ______ Units and in one or more separate closings on a rolling basis.

Each Unit is comprised of (i) a Secured Debenture of the Corporation in a principal amount of US$1,000 with a term of three (3) years from the date of issuance (the “ Maturity Date ”) and bearing interest at the rate of twelve (12%) percent per annum (the “ Debenture ”), and (ii) _____ common share purchase warrants of the Corporation [for the purchase of a number of shares of the Corporation’s Common Stock equal to the purchase price per Unit divided by the initial Conversion Price (as defined below) of the Debentures] (the “ Warrants ”).

Subject to the Exchange Cap, if applicable, as set out in Schedule B, the whole or any part of the principal amount of the Debenture plus any accrued and unpaid interest may be convertible at the option of the Debenture holder into common shares of the Corporation at a price equal to $____ per share or the Nasdaq consolidated closing bid price (calculated to the nearest one-hundredth of one cent) of the Corporation common stock on the Nasdaq stock market on the Closing Date, subject to adjustment as provided in the Debenture, at any time up to the Maturity Date (the “ Conversion Price ”) provided that the Corporation may accelerate this right of conversion on at least ten (10) business days prior written notice to the Holder if there is an effective Registration Statement registering, or a current prospectus available for, the resale of the common shares issuable on the conversion and (i) the closing price of the Corporation’s common shares exceeds two hundred (200%) per cent of the Conversion Price for five (5) trading days in a thirty (30) day period or (ii) the Corporation wishes to redeem or pre-pay the Debentures prior to the Maturity Date.

Subject to the Exchange Cap, if applicable, as set out in Schedule C, each one Warrant will entitle the holder to acquire one (1) common share of the Corporation within sixty (60) months from the Closing Date and each Warrant will have an exercise price equal to $____ per share or the Nasdaq consolidated closing bid price (calculated to the nearest one-hundredth of one cent) of the Corporation common stock on the Nasdaq stock market on the Closing Date, subject to adjustment as provided in the Warrant Certificate (the “ Exercise Price ”) and each Warrant may be exercised either by a cash payment of the Exercise Price or by a cashless exercise on the terms set out in the Warrant Certificate. The Corporation may accelerate the right to exercise the Warrants on at least ten (10) business days prior written notice to the Holder if there is an effective Registration Statement registering, or a current prospectus available for, the resale of the common shares issuable on exercise of the Warrants and the closing price of the Corporation’s common shares exceeds two hundred (200%) per cent of the Exercise Price for five (5) trading days in a thirty (30) day period.

The Terms and Conditions of Subscription for Units is attached hereto as SCHEDULE “A”, the form of the Debenture is attached hereto as SCHEDULE “B”, the form of Warrant Certificate is attached hereto as SCHEDULE “C” and the Accredited Investor Certificate is attached hereto as SCHEDULE “D” for U.S. Subscribers and SCHEDULE “E” for Canadian Subscribers. All dollar amounts referred to in this agreement are in United States Dollars unless otherwise noted.

ACCEPTANCE: The Corporation hereby (i) accepts the above subscription subject to the terms and conditions contained in this subscription agreement; and (ii) agrees that the Purchaser shall be entitled to rely on such representations and warranties of the Corporation contained in the subscription agreement.

ELYS GAME TECHNOLOGY, CORP.

Date: _______ __, 2023

Per:________________________________

Michele Ciavarella, Executive Chairman

SCHEDULE “A”

TERMS AND CONDITIONS OF

SUBSCRIPTION FOR UNITS OF

ELYS GAME TECHNOLOGY, CORP.

1.	Description of Secured Debentures

The secured debenture that forms a part of the Purchased Securities (the “ Debenture ” ) shall be governed by provisions of the form of Debenture which is annexed hereto as Schedule “B”. The Debentures yield interest at the rate of twelve (12%) percent per annum compounded annually and payable on maturity of the Debentures. The Debentures mature three (3) years from the date of issue provided that the Corporation may, on ten (10) business days prior written notice to the holder redeem or prepay all or any part of the Debenture prior to maturity without notice or penalty, except that the Debenture is not redeemable by the Corporation for a period of six (6) months from the commencement date. The Debentures are secured obligations of the Corporation and shall rank pari-passu with all other senior secured obligations of the Corporation and senior to all unsecured obligations of the Corporation irrespective of the date of issue of such debentures or the date on which such obligations were incurred by the Corporation. Subject to the Exchange Cap, if applicable, as set out in Schedule B, the principal amount of the Debenture plus any accrued and unpaid interest shall be convertible in whole or in part at the option of the holder at a price equal to $____ per share or the Nasdaq consolidated closing bid price (calculated to the nearest one-hundredth of one cent) of the Corporation common stock on the Nasdaq stock market on the Closing Date, subject to adjustment as provided in the Debenture, at any time up to the Maturity Date as more specifically set out in the Debenture (the “ Conversion Price ”) provided that the Corporation may accelerate this right of conversion on at least ten (10) business days prior written notice to the holder if there is an effective Registration Statement registering, or a current prospectus available for, the resale of the common shares issuable on the conversion and (i) the closing price of the Corporation’s common stock exceeds two hundred (200% ) per cent of the Conversion Price for five (5) trading days in a thirty (30) day period or (ii) the Corporation wishes to redeem or pre-pay the Debentures prior to the Maturity Date.

2.	Description of Warrants

The warrants that form part of the Purchased Securities (the “ Warrants ”) shall be governed by the provisions of warrant certificates (the “ Warrant Certificates ”) of the Corporation, the form of which is annexed hereto as Schedule “C”. Subject to adjustment as provided in the Warrant Certificates, each Warrant shall entitle the holder thereof to acquire one common share of the Corporation at any time from the date of issuance until on or before 5:00 p.m. (New York time) on the date that is sixty (60) months from the Closing Date (the “ Warrant Shares ”). Subject to the Exchange Cap, if applicable, as set out in Schedule C, each one Warrant will have an exercise price equal to $____ per share or the Nasdaq consolidated closing bid price (calculated to the nearest one-hundredth of one cent) of the Corporation common stock on the Nasdaq stock market on the Closing Date, subject to adjustment as provided in the Warrant Certificates (the “ Exercise Price ”) and each Warrant may be exercised either by a cash payment of the Exercise Price or by a cashless exercise on the terms set out in the Warrant Certificate if and only if there is no effective Registration Statement after six months from the Closing Date. The Warrant exercise may be accelerated by the Corporation if the closing price of the Corporation’s common stock exceeds 200% of the Exercise Price for five (5) trading days in a 30 day period at any time up to the expiration date as more specifically set out in the Warrant Certificate and there is an effective Registration Statement registering, or a current prospectus available for, the resale of the Warrant Shares.

3.	Description of the Restricted Common Shares; Obligation to Remove Legend

Neither the Debentures nor the Warrants nor any of the shares of common stock underlying the Debentures or the Warrants (the “ Subscription Shares ”) have been registered under the United States Securities Act of 1933, as amended (the " US Securities Act "), or any U.S. state securities laws, and, unless so registered, none may be offered or sold, directly or indirectly, in the United States or to U.S. persons (as defined herein) except pursuant to an effective registration statement under the US Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the US Securities Act and in each case only in accordance with applicable state securities laws, or an opinion of counsel satisfactory to the corporation that such registration or qualification is not required.

Upon the request of the Purchaser from time to time, the Corporation shall be responsible (at its cost) for promptly supplying to Corporation’s transfer agent and the Purchaser a customary legal opinion letter of its counsel (the “Legal Counsel Opinion”) to the effect that the resale of the Subscription Shares by the Purchaser or its affiliates, successors and assigns is exempt from the registration requirements of the US Securities Act pursuant to Rule 144 (provided the requirements of Rule 144 are satisfied and provided the Subscription Shares are not then registered under the Securities Act for resale pursuant to an effective registration statement). Should Corporation’s legal counsel fail for any reason to issue the Legal Counsel Opinion, a Purchaser may (at Corporation’s cost not to exceed $500) secure another legal counsel to issue the Legal Counsel Opinion, and Corporation will instruct its transfer agent to accept such opinion. The Corporation shall not impede the removal by its stock transfer agent of the restricted legend from any common stock certificate upon receipt by the transfer agent of a Rule 144 Opinion Letter. CORPORATION HEREBY AGREES THAT IT MAY NEVER TAKE THE POSITION THAT IT IS A “SHELL CORPORATION” IN CONNECTION WITH ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE UNLESS THE CORPORATION HAS SOUGHT THE ADVICE OF ITS COUNSEL AND ITS COUNSEL HAS INDICATED THAT IT MUST TAKE SUCH POSITION AS A MATTER OF APPLICABLE LAW.

The Corporation agrees that until all the Subscription Shares have been sold under a Registration Statement (as defined below) or pursuant to Rule 144 or other available exemption from US Securities Act registration requirements, it shall use its reasonable commercial efforts to keep current in filing all reports, statements and other materials required to be filed with the SEC to permit the Purchasers to sell the Subscription Shares under Rule 144.

4.       Registration Rights. The Corporation hereby grants the following registration rights to the Purchaser.

(a)       Registration Statement. The Corporation shall file with the Securities and Exchange Commission (the “SEC”) not later than sixty (60) days after the date of this Agreement a registration statement on an appropriate form (the “Registration Statement”) covering the resale of the Subscription Shares issuable upon conversion of the Debenture and the exercise of the Warrants and shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective within one hundred fifty (150) days following the date hereof. Notwithstanding anything to the contrary herein, at any time, the Corporation may delay the disclosure of material, non-public information concerning the Corporation the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Corporation, in the best interest of the Corporation and otherwise required (a “Grace Period”); provided, that the Corporation shall promptly: (i) notify the Purchasers in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Corporation will not disclose the content of such material, non-public information to the Purchasers) and the date on which the Grace Period will begin, and (ii) use commercially reasonable efforts to resolve any issue that makes disclosure of the material, non-public information not in the best interests of the Corporation.

(b)       Registration Procedures. In connection with the Registration Statement, the Corporation will:

(i)       Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to the Purchasers until all the Subscription Shares owned by such Purchasers may be resold without restriction under the Securities Act; and

(ii)       Immediately notify the Purchasers when the prospectus included in the Registration Statement is required to be delivered under the US Securities Act, of the happening of any event of which the Corporation has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If the Corporation notifies the Purchasers to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Purchasers shall suspend use of such prospectus. In such event, the Corporation will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.

(c)       Provision of Documents etc. In connection with the Registration Statement, the Purchasers will furnish to the Corporation in writing such information, selling stockholder questionnaires and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Corporation may require the Purchaser, upon five business days’ notice, to furnish to the Corporation a certified statement as to, among other things, the number of Subscription Shares and the number of other shares of the Corporation’s Common Stock beneficially owned by such Purchaser and the person that has voting and dispositive control over such shares. The Purchasers covenant and agree that each such Purchaser will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of Subscription Shares pursuant to the Registration Statement.

(d)       Expenses. All expenses incurred by the Corporation in complying with this article, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of the Subscription Shares, including any fees and disbursements of any counsel to the Purchaser, are called “Selling Expenses.” The Corporation will pay all Registration Expenses in connection with the Registration Statement. Selling Expenses in connection with the Registration Statement shall be borne by the applicable Purchaser.

(e)       Indemnification and Contribution.

(i)       The Corporation will, to the extent permitted by law, indemnify and hold harmless each Purchaser, and, as applicable, each officer of each Purchaser, each director of each Purchaser, and each other person, if any, who controls each Purchaser within the meaning of the US Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of its effectiveness, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse such Purchaser and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Corporation shall not be liable to a Purchaser to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(ii)       The Purchaser will, to the extent permitted by law, indemnify and hold harmless the Corporation, and each person, if any, who controls the Corporation within the meaning of the US Securities Act, each underwriter, each officer of the Corporation who signs the Registration Statement and each director of the Corporation against all Claims to which the Corporation or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Purchaser will be liable hereunder in any such case if and only to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Purchaser, as such, furnished in writing to the Corporation by such Purchaser specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(iii)       Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this section and shall only relieve it from any liability which it may have to such indemnified party under this section except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld.

(iv)       In order to provide for just and equitable contribution in the event of joint liability under the US Securities Act in any case in which either (i) a Purchaser, or any controlling person of a Purchaser, makes a claim for indemnification pursuant to this section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the US Securities Act may be required on the part of a Purchaser or controlling person of a Purchaser in circumstances for which indemnification is not provided under this section, then, and in each such case, the Corporation and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in a manner that reflects, as near as practicable, the economic effect of the foregoing provisions of this section. Notwithstanding the foregoing, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the US Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)       Delivery of Unlegended Shares.

(i)       Within three business days (such business day, the “Unlegended Shares Delivery Date”) after the business day on which the Corporation has received (i) a notice that Subscription Shares have been sold either pursuant to, and in compliance with, the Registration Statement or Rule 144 under the US Securities Act (“Rule 144”) and (ii) in the case of sales under Rule 144, customary representation letters of a Purchaser and a Purchaser’s broker regarding compliance with the requirements of Rule 144, the Corporation at its expense, (A) shall deliver the Subscription Shares so sold without any restrictive legends relating to the US Securities Act (the “Unlegended Shares”); and (B) shall cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold Subscription Shares, if any, to the Purchaser at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Purchaser.

(ii)       In lieu of delivering physical certificates representing the Unlegended Shares, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Corporation shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Purchaser’s broker with DTC through its Deposit/Withdrawal at Custodian system. Such delivery must be made on or before the Unlegended Shares Delivery Date but is subject to the cooperation of the Purchaser’s broker (the so-called DTC participant).

(iii)       The Purchaser agrees that the removal of the restrictive legend from certificates representing the Subscription Shares as set forth in this section is predicated upon the Corporation’s reliance that the Purchaser will sell any Subscription Shares pursuant to either the registration requirements of the US Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

5.	Acknowledgments re: Hold Periods and Resale Restrictions

The Purchaser on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, understands and acknowledges the following:

(a)	The Debentures, Warrants and Subscription Shares (collectively, the “ Purchased Securities ”) are subject to statutory holding periods or resale restrictions.

(b)	The Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, have been advised to consult their own legal advisers in connection with any applicable statutory hold periods and resale restrictions relating to the Purchased Securities and no representation has been made respecting applicable statutory hold periods or resale restrictions relating to such securities;

(c)	The Certificates representing the Purchased Securities may be endorsed with a legend setting out resale restrictions under applicable securities legislation;

(d)	The Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, are solely responsible (and the Corporation is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees with any applicable securities regulatory authority, and the Purchaser, and (if applicable) others on whose behalf the Purchaser is contracting hereunder, are aware that the Purchaser, and (if applicable) such others, may not be able to resell the Purchased Securities, except in accordance with limited exceptions under applicable securities legislation and regulatory policies and the Purchaser and, if applicable, others on whose behalf the Purchaser is contracting hereunder, will not sell, resell or otherwise transfer the Purchased Securities, except in compliance with applicable laws; and

(e)	No market currently exists for the Debentures or the Warrants and although a market currently exists for the Subscription Shares no liquid market may exist for the Subscription Shares in the future.

6.	Delivery and Payment

Unless other arrangements are agreed by the Corporation, the following must be delivered to you or your broker, not later than 5:00 p.m. (New York time) on the day immediately preceding the Closing Date:

(a)	One signed copy of this subscription agreement with the relevant “accredited investor” certification completed in Schedule “D” or Schedule “E”, as applicable to U.S. and Canadian Subscribers respectively;

(b)	The aggregate Purchase Price payable for the Purchased Securities by way of a certified check or bank draft payable to the Corporation or your broker; and

(c)	Such other documents as may be required pursuant to terms of this subscription agreement.

7.	Closing

This subscription is subject to acceptance by the Corporation, as described below. A Debenture and a Warrant Certificate endorsed by the Corporation representing part of the Purchased Securities will be available for delivery to the Purchaser, on the Closing Date against payment of the aggregate Purchase Price for the Purchased Securities and a certificate representing part of the Purchased Securities will be available for delivery to the Purchaser approximately fifteen (15) days after the Closing Date.

8.	Acceptance Subscription

This subscription may be accepted in whole only and the right is reserved to the Corporation to refuse to accept any subscription. Confirmation of acceptance or rejection of this subscription will be forwarded to the Purchaser promptly after the acceptance or rejection of this subscription by the Corporation. If this subscription is rejected, the Purchaser understands that any certified check, bank draft, wire transfer or other method of payment delivered by the Purchaser to the broker or the Corporation c/o the law firm of Beard Winter LLP, representing the Purchase Price will be promptly returned to the Purchaser without interest or deduction.

9.	Acknowledgments re: Prospectus Exemptions, etc.

The Purchaser acknowledges and agrees, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, that the sale of the Purchased Securities to the Purchaser, or (if applicable) to such others, is conditional upon, among other things, such sale being exempt from the requirement to file a registration statement or deliver a prospectus in respect of such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without complying with the requirement to file a registration statement or deliver a prospectus.

The Purchaser also acknowledges and agrees, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, that: (i) the Purchaser, and (if applicable) such others have not received, requested or been provided with, nor have any need to receive, a prospectus, offering memorandum, sales or advertising literature or similar disclosure document relating to the Offering and/or the business and affairs of the Corporation and that the decision to enter into this subscription agreement and purchase the Purchased Securities has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any officer, director, employee or agent of the Corporation and that such decision is based entirely upon the form of Debenture attached as Schedule “B” and the form of Warrant Certificate attached as Schedule “C” to this subscription agreement and information set out in this subscription agreement, (ii) there has not been any advertisement of the Purchased Securities in printed public media, radio, television or telecommunications, including electronic display such as the Internet; and (iii) Beard Winter LLP is acting as counsel to the Corporation and is not acting as counsel to the Purchasers of Purchased Securities. The Purchaser acknowledges that the Corporation may be required by law to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Purchased Securities and the Purchaser agrees to use its best efforts to comply with such laws, if required.

The Purchaser, on its own behalf and (if applicable on behalf of others for whom the Purchaser is contracting hereunder, understands and acknowledges that: (i) the Purchased Securities have not been nor will be registered under the United States Securities Act of 1933, as amended (the “ US Securities Act ”) nor any applicable state securities laws and may not be offered or sold or re-offered or resold, directly or indirectly, in the United States or to any United States person (as defined in Regulation S under the U.S. Securities Act, a “ U.S. Person ”), unless such securities have been registered under the U.S. Securities Act, and any applicable state securities laws, or are otherwise exempt from such registration; and (ii) certificates representing the Purchased Securities may bear a legend to such effect.

10.	Conditions to Closing

The Purchaser acknowledges and agrees that as the Offering will not be qualified by a prospectus, the Offering is subject to the condition that the Purchaser, or (if applicable) others for whom the Purchaser is contracting hereunder, execute and return to the Corporation, as applicable, all relevant documentation required by applicable securities legislation, regulations, rules and policies.

11.	Representations, Warranties and Covenants of the Purchaser

The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, represent, warrant and covenant to and with the Corporation (and acknowledges that the Corporation, and its counsel are relying thereon) as follows:

(a)	Jurisdiction of Residence – the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is resident in the jurisdiction set forth on the first page of this agreement and the purchase by and sale to the Purchaser, or any such beneficial purchaser, of the Purchased Securities is being made in accordance with the applicable securities legislation of such jurisdiction;

(b)	Prospectus Exempt Purchase –if the Purchaser or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is resident in a state of the United States of America or Canada, or is otherwise subject to the securities laws of any US state, the Purchaser, on its own behalf and (if applicable) on behalf of any such beneficial purchaser makes the representations, warranties and covenants set out in Schedule “D” or Schedule “E”, to this subscription agreement, as applicable, with the Corporation and the Purchaser, and (if applicable) any such beneficial purchaser, may avail itself of one or more of the categories of prospectus exempt purchasers listed in Schedule “D” or Schedule “E” as applicable;

(c)	Agent Purchasing for Principal(s) – if the Purchaser is acting as agent for one or more beneficial purchasers: (i) each such beneficial purchaser is purchasing as principal for its own account and not for the benefit of any other person; and (ii) each such principal can, and does, make the representations, warranties and covenants set out herein as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of it being subject to the applicable securities legislation of such jurisdiction, and (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges that such schedule forms part of and is incorporated into this subscription agreement;

(d)	Capacity – (i) if the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, is an individual, the Purchaser, or such beneficial purchaser, as the case may be, has attained the age of majority and is legally competent to execute this subscription agreement and to perform all actions required pursuant hereto; (ii) if the Purchaser, or any beneficial purchaser for whom the Purchaser is acting, is a corporation, partnership, unincorporated association or other entity, the Purchaser, or such beneficial purchaser, as the case may be, has the legal capacity and competence to enter into and be bound by this subscription agreement and to take all actions required pursuant thereto and the Purchaser further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(e)	Authority – (i) if the Purchaser is acting as agent for one or more beneficial purchasers, the Purchaser is duly authorized to execute and deliver this subscription agreement and all other necessary documentation in connection with such subscription on behalf of each such principal and this subscription agreement has been duly authorized, executed and delivered by the Purchaser on behalf of each such principal; and (ii) the entering into of this subscription agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any beneficial purchaser for whom the Purchaser is acting or of any agreement, written or oral, to which the Purchaser or any beneficial purchaser for whom the Purchaser is acting is a party or by which the Purchaser or such beneficial purchaser is bound;

(f)	Enforceability – this subscription agreement has been duly and validly authorized, executed and delivered by the Purchaser (on its own behalf and, if applicable, on behalf of any beneficial purchaser) and, upon acceptance by the Corporation this subscription agreement will constitute a legal, valid and binding contract of the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is acting, enforceable against the Purchaser, or (if applicable) any such beneficial purchasers, in accordance with its terms;

(g)	Purpose – If the purchaser is not an individual, the Purchaser has not been created solely or primarily to use exemptions from the registration and prospectus exemptions under applicable securities legislation and has a pre-existing purpose other than to use such exemptions;

(h)	No Representation re: Resale, Refund, Future Price or Listing – no person has made any written or oral representation to us:

(i) That any person will resell or repurchase the Purchased Securities;

(ii) That any person will refund the Purchaser Price other than as may be provided in this subscription agreement; or

(iii) Relating to the future price or value of the Purchased Securities;

(i)	Investment Experience – the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, has knowledge and experience with respect to investments of this type and the Purchaser, or (if applicable) any such beneficial purchaser, is capable of evaluating the merits and risks thereof and obtaining competent independent business, legal and tax advice regarding this investment;

(j)	Proceeds of Crime - The funds representing the subscription amount which will be advanced by the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) or any laws relating to money laundering in the United States or any other jurisdiction (collectively, the " PCMLA ") and the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, acknowledges that the Corporation may in the future be required by law to disclose the Purchaser's, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, name and other information relating to this Subscription Agreement and the Purchaser's, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (a) no portion of the subscription amount to be provided by the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, (i) has been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) is tendered on behalf of a person or entity who has not been identified to the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder. The Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, shall promptly notify the Corporation if the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(k)	Additional Filings - The Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, shall execute, deliver, file and otherwise assist the Corporation with filing all documentation required by the applicable securities laws and any other applicable securities legislation to which the Purchaser, or (if applicable) any beneficial purchaser for whom the Purchaser is contracting hereunder, may be subject, within the time limits prescribed to permit the subscription for and issuance of, the Units and thereafter for any subsequent exchange thereof.

The Purchaser acknowledges that the representations, warranties and covenants made by the Purchaser in this Subscription Agreement are made by the Purchaser with the intent that they may be relied upon by the Corporation and its counsel to, among other things, determine the eligibility of the Purchaser, or (if applicable) the eligibility of others on whose behalf the Purchaser is contracting hereunder, to purchase the Purchased Securities under relevant securities legislation including, without limitation, the availability of exemptions from the registration and prospectus requirements of applicable securities legislation in connection with the issuance of the Purchased Securities to the Purchaser. The Purchaser further agrees that by accepting the Purchased Securities on the Closing Date the Purchaser shall be representing and warranting that such representations, warranties and covenants are true as at the Closing Date, with the same force and effect as if they had been made by the Purchaser on such date. The Purchaser undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser or others on whose behalf the Purchaser is contracting set forth herein that takes place prior to Closing.

12.	Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants to the Purchaser (and/or to any others on whose behalf the Purchaser is contracting hereunder), that as of the date of this Subscription Agreement and as of the Closing Date:

(b)	The Corporation is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

(c)	The Corporation will reserve and set aside a sufficient number of authorized and unissued Common Shares of the Corporation to issue to the Purchaser the Common Shares issuable in connection with the exercise of the Warrants and such Common Shares will, when issued and delivered upon such exercise, be duly and validly issued as fully paid and non-assessable shares of the Corporation;

(d)	This Subscription Agreement and the Offering have been duly authorized by all necessary corporate action on the part of the Corporation and constitute valid obligations of the Corporation legally binding upon it and enforceable in accordance with its terms;

(e)	The Corporation has all requisite corporate power and authority to carry on its business as now and proposed to be carried on and to own, lease and operate its material properties, business and assets, or the interests therein;

(f)	The Corporation is not a party to any actions, suits or proceedings which could have a material adverse effect on the assets, liabilities, financial condition, business, capital or prospects of the Corporation and, to the best of the Corporation’s knowledge, no such actions, suits or proceedings are pending or threatened;

(g)

The Purchased Securities, upon issuance in accordance with the terms of this Agreement and the instruments representing such Purchased Securities for the consideration provided for herein and therein, shall be duly authorized and validly issued, fully paid and nonassessable.

(h)	The execution, delivery and performance by the Corporation of each of this Agreement, the Debenture and the Warrant (collectively, the “Transaction Documents”) to be executed by the Corporation and the consummation of the transactions contemplated thereby (i) are within the power of the Corporation and (ii) have been duly authorized by all necessary actions on the part of the Corporation.

(i)	Each of the Transaction Documents executed, or to be executed, by the Corporation has been, or will be, duly executed and delivered by the Corporation and constitutes, or will constitute, a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

13.	Acknowledgment and Waiver

The Purchaser, on its own behalf and/or on behalf of others for whom the Purchaser is contracting hereunder, has acknowledged that the decision to purchase the Purchased Securities was made solely on the basis of publicly available information. Accordingly, the decision to acquire the Purchased Securities has also been made on the basis of currently available public information.

14.	Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Corporation and the undersigned for a period of three (3) years from the Closing Date notwithstanding the completion of the purchase of the Purchased Securities.

15.	Security Agreement

The Corporation’s obligations hereunder shall be secured pursuant to the Security Agreement annexed to Schedule B as Exhibit “B1”.

16.	Governing Law

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The Purchaser, on its own behalf and (if applicable) on behalf of others for whom the Purchaser is contracting hereunder, hereby irrevocably attorn to the jurisdiction of the courts of the State of Delaware with respect to any matters arising out of this agreement.

17.	Costs

All costs and expenses incurred by the Purchaser (including any fees and disbursements of any counsel retained by the Purchaser) relating to its purchase of the Purchased Securities shall be borne by the Purchaser.

18.	Assignment

This Subscription Agreement is not transferable or assignable, in whole or in part, by the Purchaser or (if applicable) by others on whose behalf the Purchaser is contracting hereunder.

19.	Entire Agreement and Headings

This Subscription Agreement (including the schedules hereto), contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This agreement may only be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

20.	Language

The parties hereto confirm their express wish that this agreement and all documents and agreements directly or indirectly relating thereto be drawn up in the English language

21.	Time of Essence

Time shall be of the essence of this Subscription Agreement.

22.	Currency

Unless otherwise specified, all dollar amounts referred to in this Subscription Agreement are in United States Dollars.

23.	Counterparts and Facsimile Deliveries

This Subscription Agreement may be executed in one or more counterparts, each of which counterparts when executed shall constitute an original and all of which counterparts so executed shall constitute one and the same instrument. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement, including the completed schedules attached hereto, and acceptance by the Corporation of any such facsimile copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.

24.	Consent to Collection and Use of Personal Information

The Purchaser acknowledges that this subscription agreement requires the Purchaser to provide certain personal information to the Corporation (“ Personal Information ”). Such information is being collected by the Corporation for the purposes of completing the proposed issuance of the Units, which includes, without limitation, determining the Purchaser’s eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing the Underlying Securities and completing filings required by the securities commissions, and/or other securities regulatory authorities. The Purchaser agrees that the Purchaser’s Personal Information may be disclosed by the Corporation to: (a) securities commissions and/or other securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, and (c) any of the other parties involved in this subscription, including legal counsel, and may be included in record books in connection with this subscription. In the case of such information is being collected indirectly by them for the purpose of the administration and enforcement of the applicable securities laws and the Purchaser authorizes the indirect collection of such information by them.

25.	Risk Factors

Purchase of Debentures pursuant to this Offering should only be made after consulting with independent and qualified sources of investment and tax advice. Investment in the Debentures at this time is speculative due to the stage of the Corporation’s development. An investment in Debentures is appropriate only for Subscribers who are prepared to invest money for three (3) years and who have the capacity to absorb a loss of some or all of their investment. Subscribers must rely on the management of the Corporation. Any investment in the Corporation at this stage involves a high degree of risk. The following additional risk factors are inherent in an investment in the Debentures:

1.       Redemptions: There can be no assurance that if additional funding is required by the Corporation to redeem any or all of the Debentures on maturity, that such financing will be available on terms satisfactory to the Corporation, or at all. If the Corporation does not have sufficient funds on hand to redeem any or all of the Debentures and its assets do not mature or cannot be sold quickly enough, it will not be able to redeem any or all of the Debentures on maturity.

2.       No Covenants: The covenants in the Debenture are limited and are not designed to protect the holders of Debentures in the event of a material adverse change in the Corporation’s financial condition, results of operations, or if the Corporation is not successful in effecting its business plan or finding an investor who will invest in the Corporation and whom the Corporation may use to repay the Debentures. The Debentures provide for the payment of interest only at maturity and investors in the Debentures will not have the benefit of amortized principal payments or any sinking fund payments by the Corporation. Further, there is no interest reserve, and as such, the Corporation is not setting aside in a separate fund the capital to make such interest payments, which may result in its inability to make such payments.

3.       Tax Consequences: The tax consequences associated with an investment in the Debentures may be subject to changes in federal and state tax laws. There can be no assurance that the tax laws will not be changed in a manner that will adversely affect tax consequences to Subscribers holding or disposing of the Debentures.

4.       No Right to Vote: Debenture holders will have no right to vote on matters relating to the Corporation. Exclusive authority and responsibility for managing the Corporation rests with management of the Corporation and those persons, consultants and advisors retained by management on behalf of the Corporation. Accordingly, Subscribers should appreciate that they will be relying on the good faith, experience, expertise and ability of the directors and officers of the Corporation and other parties for the success of the business of the Corporation.

5.       Bankruptcy. Holders of Debentures may lose a substantial amount or all of their investment in the Debentures if the Corporation files for bankruptcy. If the Corporation is unable to meet its payment obligations under the Debentures or for other financial obligations the Corporation has or may have, the Corporation may seek protection from its creditors under the Federal bankruptcy code. A bankruptcy will have the effect of stopping all collection actions while the Corporation or a bankruptcy trustee, under court supervision, arranges either a plan of repayment or a sale of assets designed to pay off the creditors. A bankruptcy repayment plan or asset sale may not be on terms acceptable to Purchasers or upon terms that are adequate to repay all or a substantial portion of the Debentures.

6.       Limited History: The Corporation has limited operational history. Accordingly, there is limited information available to a Subscriber upon which to base an evaluation of the Corporation and its business and prospects. The Corporation is in the early stages of its business and therefore is subject to the risks associated with early-stage companies, including uncertainty of revenues, markets and profitability, the need to raise additional funding, the evolving and unpredictable nature of the Corporation’s business and the ability to identify, attract and retain qualified personnel. There can be no assurance that the Corporation will be successful in doing what it is required to do to overcome these risks. No assurance can be given that the Corporation’s business activities will be successful.

7.       Illiquid Investment: An investment in the Debenture of the Corporation is an illiquid investment. There is currently no public market through which the Debenture of the Corporation may be resold.

8.       No Deposit Insurance: The Debentures are not insured against loss through the Canada Deposit Insurance Corporation, Federal Deposit Insurance Corporation or any other insurance company or program.

9.       No Independent Counsel: No independent counsel has been retained on behalf of the Subscribers; and no independent counsel has conducted any due diligence and reviewed the structure and the documentation of the Offering on their behalf to assess potential issues and risks for Debenture Holders.

10.       Competitive Industry: The regulated gaming industry in Italy and the U.S. in which the Corporation primarily operates is, and will continue to be, very competitive. There is no assurance that the Corporation will be able to continue to compete successfully or that the level of competition and pressure on pricing will not affect its margins.

11.       General Market Risk: The Corporation and its affiliates may be adversely affected by a general deterioration in economic conditions or a deterioration affecting specific industries, products or geographies: A recession or downturn in the economy or the deterioration in the economic conditions affecting specific industries, geographic locations and/or products could make it difficult for the Corporation and its affiliates to originate new business and maintain existing business.

12.       Liquidity Risk: If the Corporation requires new capital, it may need to raise additional funds. If it is unable to raise such capital, it would need to curtail its growth and its business, and its ability to service or redeem Debentures could be adversely impacted.

13.       Private Placement Risk: Investing in private placements like this Offering involve significant risks not present in investments in public offerings. Securities sold through private placements are typically not publicly traded and, therefore, are less liquid. Additionally, investors may receive restricted securities that may be subject to holding period requirements. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Investing in private placements requires high risk tolerance, low liquidity concerns, and long-term commitments. Investors must be able to afford to lose their entire investment. Investment products are not FDIC insured, may lose value, and there is no bank guarantee.

14.       Other Material Risks: In addition, a Subscriber should refer to the section entitled “Risk Factors” in the most recent Annual Report of the Corporation on Form 10-K filed by the Corporation with the U.S. Securities and Exchange Commission and each quarterly report on Form 10-Q or other report or filing filed thereafter by the Corporation, which are available www.sec.gov/archives/edgar/data.

SCHEDULE “D”

U.S. SUBCRIBERS

CONFIRMATION OF APPLICABLE PORTION OF ACCREDITED INVESTOR DEFINITION

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

ELYS GAME TECHNOLOGY, CORP.

(The “Corporation”)

The purpose of this Statement is to obtain information relating to whether or not you are an accredited investor as defined in Securities and Exchange Regulation D as well as your knowledge and experience in financial and business matters and to your ability to bear the economic risks of an investment in the Corporation.

As used in Regulation D, the following terms shall have the meaning indicated:

a. Accredited investor. Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in section 202(a)22 of the Investment Advisers Act of 1940;

3. Any organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000, excluding the value of the person’s primary residence, but including any excess liability between the value of the residence and the amount of any obligation(s) thereon;

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) and

8. Any entity in which all of the equity owners are accredited investors.

1. Name, Home Address and Telephone Number:

________________________________________________________________________

Name

________________________________________________________________________

Address

Telephone (_____) ______________________________

2. Residence

(a) If an individual, what is your principal place of residence?

__________________________________________________________________

__________________________________________________________________

(b) If not an individual:

(1) Where is your principal place of business?

____________________________________________________________

____________________________________________________________

(2) Where are your executive headquarters?

____________________________________________________________

____________________________________________________________

(3) If a partnership, in which states(s) does (do) each of your partners reside?

____________________________________________________________

____________________________________________________________

(4) If a corporation, what is your state of incorporation?

____________________________________________________________

____________________________________________________________

(5) If a trust, in which state(s) does (do) each of the beneficiaries reside?

____________________________________________________________

____________________________________________________________

3. Business or occupation (including title):

________________________________________________________________________

________________________________________________________________________

4. Educational background (level, degrees completed):

________________________________________________________________________

5. Net Worth, Partners' Capital or Total Assets (check one):

_____ $5,000,000 or more

_____ $1,000,000-$5,000,000

_____ Less than $1,000,000

6. For individual or married persons only - Gross income for each of the last 2 years (check one):

_____ $300,000 or more

_____ $200,000 - $300,000

_____ Less than $200,000

Is this income amount combined with that of your spouse? Yes _____ No _____

Do you expect to reach the same level of income in the current year? Yes ______ No _____

7. In connection with my investment activities, I utilize the services of the following attorney, accountant or other advisor to assist me in analyzing investment opportunities:

(a)	Name of advisor: ______________________________________
(b)	Position or occupation: _________________________________________________
(c)	Business address: _____________________________________________________

_____________________________________________________

8. Personal data:

Age: _______________________

Marital Status: _______________

Number of dependents: ________

9. I am an “accredited investor” as defined in Rule 501(a) of Securities and Exchange Commission Regulation D. _______________ (Initials)

10. I have adequate means of providing my current needs, and possible personal contingencies, and have no need for liquidity in an investment in the Corporation. _______________ (Initials)

11. I, together with my advisors, have specific knowledge and experience in related financial and business matters so as to be capable of evaluating the relative economic and operational merits and risks of an investment in the stock. _______________ (Initials)

12. I hereby certify that I have answered the foregoing questions to the best of my knowledge and that my answers hereto are complete and accurate. _______________ (Initials)

_______________________________

Name (Please Print)

_______________________________

Signature

_______________________________

Date

SCHEDULE “E”

CANADIAN SUBCRIBERS

TO BE COMPLETED BY SUBSCRIBERS UNDER ACCREDITED INVESTOR EXEMPTION

ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase of Debentures of the Corporation by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Schedule E), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1. The Subscriber is resident in the jurisdiction as set forth on the face page of this Subscription Agreement or is subject to the securities laws of such jurisdiction;

2. The Subscriber is purchasing the Debentures as principal for its own account or a fully managed account;

3. The Subscriber is an “accredited investor” within the meaning of National Instrument 45 106 entitled “Prospectus Exemptions”, section 73.3(2) of the Securities Act (Ontario) and the regulations promulgated thereunder, by virtue of satisfying the indicated criterion as set out in Appendix 1 to this Accredited Investor Certificate;

4. The Subscriber was not created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the attached Appendix 1 of this Schedule E;

5. Upon execution of this Schedule E by the Subscriber, this Schedule E shall be incorporated into and form a part of the Subscription Agreement; and

6. The Subscriber acknowledges that he has requested and is satisfied that this Subscription Agreement and all documentation related thereto be drawn up in the English language. Le soussigné reconnaît qu’il a exigé que cette contrat d’abonnement ainsi que toutes les autres documents qui s’y rattachent soit rédigé et exécuté en anglais et s’en déclare satisfait.

The foregoing representations and warranties are true an accurate as of the date of this certificate and will be true and accurate as of Closing Date. If any such representations and warranties shall not be true and accurate prior to Closing Date, the Subscriber shall give immediate written notice of such fact to the Corporation.

Dated: _________________________________________, 2023.

_________________________________________

Print name of Subscriber

By:_____________________________________

Signature

_________________________________________

Print name of Signatory (if different from Subscriber)

Title: _________________________________________

IMPORTANT: PLEASE MARK THE CATEGORY OR CATEGORIES

IN APPENDIX 1 ON THE NEXT PAGE THAT DESCRIBES YOU.

APPENDIX 1

(CANADIAN SUBSCRIBER)

CONFIRMATION OF APPLICABLE PORTION OF ACCREDITED INVESTOR DEFINITION

NOTE: THE INVESTOR MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in section 1.1of the National Instrument 45-106, in the Province of Ontario in section 73.3(1) of the Securities Act (Ontario) and regulations promulgated thereunder, means:

____ (a) a Canadian financial institution, or an authorized foreign bank named in Schedule III of the Bank Act (Canada) (and, in Ontario, a Schedule I, II or III bank); or

____ (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or

____ (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by Directors of that subsidiary; or

____ (d) a person registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer; or

____ (e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or

____ (e.1) an individual formerly registered under the securities legislation of a province, territory or other permissible jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

____ (f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada; or

____ (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec; or

____ (h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or

____ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada; or

____ (j) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

(Note: if an individual qualifies as an accredited investor under this category (j), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix 2.)

____ (j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000; or

____ (k) an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

(Note: if an individual qualifies as an accredited investor under this category (k), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix 2.)

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraph (t) below, which must be initialed.)

____ (l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

(Note: if an individual qualifies as an accredited investor under this category (l), such individual must complete, sign and deliver a Risk Acknowledgement Form set out in Appendix 2.)

____ (m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

____ (n) an investment fund that distributes or has distributed its securities only to

____ (a) a person that is or was an accredited investor at the time of the distribution, or

____ (b) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of National Instrument 45-106 or of Quebec Regulation 45-106, as applicable, or

____ (c) a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 or of Quebec Regulation 45-106, as applicable, or

____ (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebéc, the securities regulatory authority, has issued a receipt; or

____ (p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

____ (q) a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, or

____ (r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

____ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

____ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; or

(Note: if you are purchasing as an individual, accredited investors paragraph (k) above must be initialed rather than paragraph (t))

____ (u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

____ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebéc, the regulator as

____ (a) an accredited investor, or

____ (b) an exempt purchaser in Alberta or British Columbia after September 14, 2005; or

____ (w) a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

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APPENDIX 2

FORM 45-106F9

RISK FORM ACKNOLWELDGEMENT FOR INDIVIDUAL ACCREDITED INVESTORS

(CANADA)

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: [Instruction: Include a short description, e.g., common shares] 12% Convertible Debentures with Warrants	Issuer: ELYS GAME TECHNOLOGY, CORP.
Purchased from: [Instruction: Indicate whether securities are purchased form the issuer or a selling security holder.] ELYS GAME TECHNOLOGY, CORP.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $____________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the sales person is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistgered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the sales person identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON (if applicable)

5. Salesperson information
[Instruction: The sales person is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund

[Insert name of issuer/selling security holder] ELYS GAME TECHNOLOGY, CORP.

[Insert address of issuer/selling security holder] Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K5

[Insert contact person name, if applicable] Mike Ciavarella

[Insert telephone number] (561) 838-3325

[Insert email address] m.ciavarella@elysgame.com

[Insert website address, if applicable]: www.elysgame.com

For investment in an investment fund

[Insert name of investment fund]

[Insert name of investment fund manager]

[Insert address of investment fund manager]

[Insert telephone number of investment fund manager]

[Insert email address of investment fund manager]

[If investment is purchased from a selling security holder, also insert the name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.
2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.
3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.